SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                           May 26, 2005 (May 20, 2005)
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-9224                   56-2346563
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

    200 West 57th Street, Suite 507
          New York, New York                                          10019
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(Address of Principal Executive Offices)                             (Zip Code)


                                  212-977-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations Item 1.01 Entry into
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a Material Definitive Agreement.
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On May 20, 2005 the  Company's  Board of Directors  ratified an  agreement  with
Arrow Auckland Resources (PNG) Ltd. ("AA") pursuant to which, among other things, it approved a spin-off to its stockholders, on a fully-diluted basis, of its recently formed subsidiary, Arrow Resources Development, Ltd. ("ARD"), a Bermuda corporation.

ARD intends to commercially exploit timber resources and their derivatives in New Guinea and elsewhere in the world pursuant to a proposed marketing agreement that it plans to enter into with AA. The Marketing Agreement will provide that ARD will receive 10% of the revenue from the gross sales generated by AA of timber resources and derivative products (e.g. paper, pulp, chips). The agreement will be perpetual in length and worldwide in scope. In exchange for the contribution of the Marketing Agreement and the reimbursement of no more than approximately $120,000 of expenses relating to this transaction, AA will receive 97% of the total issued and outstanding shares of ARD and the Company's stockholders will retain 3% of ARD after the spin-off has been effected.

Shortly after the contribution of the Marketing Agreement by AA, ARD intends to register with the Securities and Exchange Commission as a public reporting registrant, and will seek to register the shares held by all ARD stockholders.

CNE believes that the spin-off will be treated as a distribution with respect to its stock. At an appropriate time, CNE will advise its stockholders as to whether it has any current earnings or profits for the year ending December 31, 2005. As of the date hereof, it does not have any accumulated earnings or profits. Accordingly, it advises its stockholders to consult with their tax advisers to determine the tax effect it will have on them.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CNE GROUP, INC.



Date:  May 26, 2005                             By:  /S/Anthony S. Conigliaro
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                                                     Anthony S. Conigliaro,
                                                     Chief Financial Officer



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